                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2002
                                                        -----------------------

                              HANOVER DIRECT, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                          13-0853260
   ----------------------------                           ----------------------
   (STATE OR OTHER JURISDICTION                             (I.R.S. EMPLOYER
         OF INCORPORATION)                                IDENTIFICATION NUMBER)

   115 RIVER ROAD, BUILDING 10
      EDGEWATER, NEW JERSEY                                         07020
   ---------------------------                                    --------
      (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
       EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                         -------------------


-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         The Board of Directors of Hanover Direct, Inc. (the "Company"), upon recommendation of its Audit Committee, has decided to end the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective after Arthur Andersen's review of the Company's financial results for the fiscal quarter ended March 30, 2002 and the filing of the Company's 10-Q for such quarter on or about May 14, 2002, and authorized the engagement of KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002. Arthur Andersen's report on the Company's 2001 financial statements was issued on March 16, 2002, in conjunction with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

         During the Company's two most recent fiscal years ended December 30, 2000 and December 29, 2001, and the subsequent interim period through April 25, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 30, 2000 and December 29, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has provided Andersen with a copy of the foregoing disclosures. A letter from Andersen, stating its agreement with these statements, is attached as Exhibit 16.1.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through April 25, 2002.

         During the Company's most recent fiscal years ended December 29, 2001, and the subsequent interim period through April 25, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits

16.1     Letter of Arthur Andersen LLP regarding change in certifying accountant





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HANOVER DIRECT, INC.
                                   ---------------------------------------------
                                          (Registrant)

May 10, 2002                        By: /s/Edward M. Lambert

                                   ---------------------------------------------
                                   Name:  Edward M. Lambert
                                   Title: Executive Vice President and
                                          Chief Financial Officer